SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 16, 2003

                                ViewCast.com, Inc
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


             0-29020                                    75-2528700
     Commission File Number                          (I.R.S. Employer
                                                  Identification Number)


                     17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191

               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code):

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ITEM 7. EXHIBITS

(C) Exhibit 99.1 which is a press release issued by ViewCast.com, Inc. on May 16, 2003 is being furnished with this report pursuant to Item 12 (a), below, and is hereby incorporated by reference.

ITEM 9.  REGULATION FD DISCLOSURE

The following information is being provided under Item 12:

(a) The following information is being furnished by ViewCast.com, Inc. as required by this Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

     On May 16, 2003, ViewCast.com, Inc. issued a press release announcing results for the fiscal first quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 12 (a).

         Exhibits
         ----------
     99.1 Financial information for ViewCast.com, Inc for the quarter ended March 31, 2003 and forward-looking statements relating to 2003 as presented in a press release of May 16, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ViewCast.com, Inc


                             By:  /s/ Laurie L. Latham
                                  ---------------------------------------------
                                  Name:  Laurie L. Latham
                                  Title: Chief Financial Officer and
                                  Senior Vice President Finance &
                                  Administration
                                  May 16, 2003